

TIANLI AGRITECH INC.

Investor Presentation

JANUARY 2011

"OINK"
NASDAQ

High Quality Breeding and Market Hogs

Safe Harbor Statement



This document contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, underlying assumptions, and any other statements other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks contained in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Tianli’s Value Proposition



- One of the largest commercial hog farming companies in Hubei Province.
- Breeder focus is a major differentiation from other farms and results in strong margins and underscores the quality of Tianli's production.
- Breeding methodology focuses on hogs’ health and quality.
  - Built genetics distribution center to utilize top performing boars in all 10 farms
  - Separated farms reduce illness and outbreaks
- Premix biofeed developed by Tianli’s research department maintains hogs’ health, increases weight gain and decreases need for certain veterinary interventions.
- Economies of scale of operating multiple similarly-sized farms.
- Dedicated management with significant equity ownership.

Select Financial Information



Tianli Agritech	**NASDAQ: OINK**
Sector	Agricultural / Farming
Fiscal Year End	December 31st
Last-Traded Price (1/6/11)	$5.81
52-Week Range	$3.60 - $8.43
Three Month Average Volume	126,200
Common Shares Outstanding	10.1 m
Market Capitalization	$59 m
Management Ownership	35%
Nine Month Revenues (9/30/10)	$15.5 m ▲69%
Nine Month Net Income (9/30/10)	$6.0 m ▲91%
Nine Month EPS (9/30/10)	$0.69 ▲77%

GUIDANCE	**2010**	**2011***
Revenues	~$21.0 m	$28.0 - $29.5 m
Net Income	$8.1 - $8.3 m	$10.5 - $11.5 m
EPS	$0.90 - $0.92	$1.04 - $1.14

* 2011 Guidance detail and assumptions p.12

China's Hog Market



- China consumes and produces more than 50% of the world's pork. China's pork consumption is 6x that of U.S.*
- Pork consumption in China is 3x greater than poultry and 8x greater than beef.


Sheep & Goat 5%
Other 2%
Beef 8%
Poultry 21%
Pork 64%

- The PRC is encouraging the development of large hog producers.
- The majority of China's hog production is from small, inefficient farms that are being replaced by larger, more efficient and quality-focused commercial farming operations.
- China's total pork production is targeted to grow ~45% to reach 67 million tons by 2015.

** Figures provided by USDA and Company's S-1*



Hog Pricing in China

Hog pricing in China has been on a steady increase in over the last four years and is anticipated to increase in 2011-2013 as the economy and demand continues to grow. Breeder hog pricing is at a premium to market ("meat") hogs.



Price in USD per Breeder hog and Market hog
$300
$250
$200
$150
$100
$50
$-
2005
2006
2007
2008
2009
2010
$280.0**
$188.0*

** Figures provided by USDA, Company S-1*
*** Figures provided by Company historical data*

Company Overview and Market Position



- Tianli Agritech raises, breeds and sells hogs for both breeding and pork production in Hubei and surrounding provinces.
- Has a solid reputation and brand recognition for raising healthy breeding sows that can thrive in a variety of climates.
- Successfully built or acquired and integrated 10 hog farms with total production capacity of 150,000 hogs in Hubei province since 2005.
    - Constructed 9th farm in July 2010 adding 20,000 additional hogs to capacity.
    - 10th farm will add 20,000 annual capacity hogs by early 2012
- Sells directly to processors and brokers: limited selling, marketing or transportation costs.
- Completed IPO on NASDAQ in July 2010 and raised $10.4 million to fund organic capacity expansion and potential hog farm acquisitions.



Tianli incorporates and built first farm in Hubei.
Throughout 2006, Tianli acquires five additional farms
Tianli acquires seventh and eighth farm. Total annual capacity = 110,000 heads.
Tianli raises $10.4 M in NASDAQ IPO and builds ninth farm which will bring total capacity to 130,000
Tianli acquires 10th Farm in December of 2010
2005
2006
2007
2008
2009
2010
2011 –

Location Provides Ample Growth Opportunities



Wuhan City is one of China's 10 largest cities, and is located in Hubei Province, which has a population of 60 million.

- GDP and per cap income in Wuhan City has grown faster than national average for over 10 years
- Mild climate is well-suited for hog production



Wuhan City has **~65** hog farms with annual capacity of at least 10,000 head each.

- **<u>Tianli is one of three producers</u> in Hubei province with more than 100,000 hogs annual capacity**
- Total hog production in Wuhan City and Hubei Province is 1.1 million and 4.8 million hogs per year, respectively

Tianli: A leading hog breeder in Hubei



10 separate farming facilities with annual capacity of 150,000 hogs.

- 150,000 to be reached once 10th farm reaches full capacity in early 2012
- Received a certificate of pollution-free agricultural product from Hubei Province
- Strong reputation of healthy hogs; no incidence of widespread disease outbreaks

Developed proprietary premix that keeps feed and veterinary costs under control.

- Contains no antibiotics - consistent with “green” approach to breeding
- Premix adds microbes that result in better feed absorption, thus lower feed cost

Raises high quality purebred and cross-bred hogs.

- Buys select breeding stock from Europe and the U.S. to improve genetic pool
- Genetically catalogues its sows to identify purebreds and heritage

Tianli Breeder Hogs

Strategic focus on higher-margin breeder hogs.
- Provided approximately 40% of revenues for nine months YTD 2010 vs. 27% YTD 2009
- ~55% average gross margins for breeder hogs
- Higher sales price and lower feed costs



Breeder hogs are sold to other farming operations that require healthy, high frequency breeder hogs with superior genetics.
- Hog farms procure breeder hogs from Tianli for breeding
- Farms buy only from a limited number of suppliers to reduce risk of disease outbreak



Breeders are sold young, typically at 110 lbs., with less feed consumed than market hogs.
- Typical life span is 3 to 4 years
- Average selling prices for breeder hogs have been higher and more stable than those for market hogs

Tianli Market Hogs

Market hogs are raised to "market maturity" at 220 lbs and sold at market prices.

- PRC government actively supports pork prices. When prices dropped below levels where farmers could earn adequate returns, the government stockpiles and freezes pork



Sold to agents, slaughterhouses, and market hog dealers in Hubei and surrounding provinces.

- Tianli's farms use automated temperature controls to increase piglet rearing and reduce mortality rates



Growth and Guidance



(In $ millions)
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$7.2
$2.3
$12.6
$4.5
$21.0
$8.1 - $8.3
$28.0 - $29.5
$10.5 - $11.5
2008
2009
2010E
2011E
Revenues
Net Income



$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.31
$0.56
$0.90-$0.92
$1.04 - $1.14
2008
2009
2010E
2011E
EPS

2011 revenue, net income and EPS guidance represents ~▲37%, ▲34% and ▲20% increases over 2010 estimates (reflecting higher share count)

2011 Guidance Assumptions Include:

* Number of hogs sold in 2011: 120,000 – 124,000
* Stable commodity prices
* Mix of breeder hogs to market hogs sold: 33%-35%
* Farm #9 will contribute 14,000 hogs in 2011

Tianli's Growth Strategies



1. Acquire and/or construct new hog farms to increase capacity.
2. Upgrade hog quality and Tianli's genetic breeding base by importing U.S. & European purebred sows and boars.
3. Strengthen Tianli's recognition to position it as the premium brand of breeder and market hogs.
4. Evaluate expansion into retail stores.
5. Appoint US independent directors.

Tianli's Acquisition Economics *

(in $ millions)



Purchase Price for Assets of Farm with ~20,000	
Annual Hog Production	$1.5 -2.0
Upgrade Facility and Add Tianli Breeder Stock	$0.5
Total Purchase Price	$2.0 – 2.5
Annual Revenue of New Farm	$4.2
EBITDA Margin (@ 40%)	$1.7
Total Purchase Price/EBITDA	**1.2x -1.5x**

* Based on the purchase of Farm #10

Management Team




NASDAQ

Ms. Hanying Li, Chairman of the Board, and CEO

Founder, Director and CEO since 2005. Previously Ms. Li was the deputy director of technology department in the Wuhan City's Prosecutor's office. Ms. Li is a former teacher. Ms. Li received her law degree from Hubei Finance & Economic University.

Mr. Bihong Zhang, CFO

Director and CFO, Mr. Zhang worked in several accounting firms including BDO-China. He has participated in numerous China IPOs and audited many state-owned enterprises. Mr. Zhang is a Certified Public Accountant (CPA, China), Certified Property Appraiser and Certified Tax Advisor. Mr. Zhang graduated from Inner Mongolia Forestry College of Economics and Management in 1995.

Ms. Zoe Guo, VP of Investor Relations and US Representative

Ms. Guo brings strong IR experience, with particular focus on Chinese operating companies listed publicly in the United States. She is fluent in both English and Mandarin. Ms. Guo was a Vice President of a New York-based financial communications and IR company. She holds an MBA from Hope International University in California.

Newly Appointed Board of Directors



Mr. Peter Gadkowski, Director

Private practice attorney with extensive securities and corporate legal experience. Significant expertise in the pork industry. He founded and managed WPP Holding Corp., a 30,000 sow facility in Yuma, Colorado backed by over $100 million of institutional funding. Mr. Gadkowski served as the General Counsel and CFO of Premium Standards Farms, Inc. In that role, he oversaw the Company's expansion which included obtaining financing that led to $600 million of funding, enabling it to expand its facilities and attain annual production of over six million market hogs.

Dr. Huanchun Chen, Director

Professor at the Chinese Academy of Engineering and an expert in infectious diseases of domesticated animals. He graduated with a degree in Veterinarian Medicine from the University of Munich, Germany. He is also the Vice President and Professor of Huazhong University of Agriculture. Dr. Chen has taken a leading role in controlling outbreaks of infectious diseases impacting hogs in China, including developing new diagnostics and vaccinations

Mr. Jianguo Hu, Director

Was Vice General Manager and Technical Director at Tianli Agritech, Inc. since 2008, and he leads the Company's research and directs its breeding production. He was previously the Executive Director of Hubei Provincial Association for Hog Raising, and the Director of the Wuhan Nanhu Modern Pig Raising Technology Research Center, which conducts research and promotion of modern hog raising techniques.



Q3 2010 Revenues and Earnings



Third Quarter Revenues and Units by Product
(millions)
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.4
$1.8
$2.6
$3.0
Breeder Hogs
Market Hogs

Head	3Q2009	3Q2010
Breeder Hogs	5,859	9,977 ▲70.3%
Market Hogs	9,806	15,443 ▲57.5%



Third Quarter Net Income and Earnings Per Share
(millions except for EPS)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.1
$2.2

	3Q2009	3Q2010
Earnings Per Share (3 month)	$0.13	$0.23 ▲76.9%

Nine Month Summary Income Statements



	Nine months September 30 -2010 USD'000	Nine months September 30 -2009 USD'000	Change
Revenue	**$15,463**	**$9,162**	**+69 %**
Cost Of Goods Sold	8,764	5,855	
Gross Profit	**6,699**	**3,307**	**+103 %**
Gross Profit Margins	*43.3%*	*36.1%*	
Operating Expenses	796	330	
Income from Operations	5,903	2,977	**+98 %**
Total other income	96	163	
Income Tax	0	0	
Net Income	**$5,999**	**$3,140**	**+91 %**
Earnings per share	**$0.69**	**$0.39**	**+77 %**

Summary Balance Sheet



	September 30, 2010 USD'000 $ Unaudited	December 31, 2009 USD'000 $ Audited
ASSETS		
Current Assets		
Cash	$ 10,920	$ 2,022
Inventories	3,720	3,272
Purchase Deposit	400	-
Other Current Assets	200	109
TOTAL CURRENT ASSETS	**15,240**	**5,404**
Property, Plant and Equipment	11,534	9,127
Biological Assets	2,503	742
Intangibles	735	732
TOTAL ASSETS	**$30,012**	**$16,005**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Short Term Loans	672	658
Accounts Payable	128	318
Acquisitions Payable	109	1,794
Shareholder Loan	604	564
Accrued Payroll	15	13
TOTAL CURRENT LIABILITIES	**1,527**	**3,348**
Total Stockholders 'Equity	28,485	12,657
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	**$30,012**	**$16,005**

Summary Cash Flow

	September 30-2010 USD $'000	September 30-2009 USD $'000
Net Income	**$5,999**	**$3,140**
Depreciation expense	758	830
Inventory shrinkage allowance	101	128
Changes in operating assets and liabilities		
Inventories	(190)	(851)
Accounts payable	(194)	162
Other	(73)	(57)
Net cash provided by operating activities:	**6,400**	**3,354**
Net cash used in investing activities	**(7,016)**	**(2,712)**
Net cash provided by (used in) financing activities	**9,438**	**(248)**
Effect of exchange rate changes on cash	**75**	**1**
Net increase in cash and cash equivalents	**$8,897**	**$394**

Investment Summary



- A leading hog breeder in the world's largest pork market.
- Technology and feed advantages drive sustainable profit growth.
- Established reputation and cash business result in high return on invested capital and free cash flow.
- Strong operating track record and balance sheet to profitably capitalize on additional industry consolidation.
- Experienced management team is successfully executing its focused growth strategy.
- Listed on NASDAQ with superior financial metrics and trading liquidity.

COMPANY
Ms. Zoe Guo, VP, Investor Relations and US Representative
Tianli Agritech
Tel: (818) 640-5616
Email: zoe@tianli-usa.com
Web: www.tianli-china.com

INVESTOR RELATIONS
John Mattio, SVP
HC International, Inc.
Tel: US +1-203-616-5144
Email: john.mattio@hcinternational.net
Web: www.hcinternational.net

Appendix A

Tianli's Gross Margins Explained



	Breeders Hogs	Market Hogs	Notes
Revenue per hog (9mo. Average)	**$270**	**$187**	*There are approximately two market hogs sold for each breeder hog sold*
Reported Gross Margin	**57%**	**35%**	
Allocated Product Cost per hog (per GAAP)	**$116**	**$122**	*Breeders have nearly the same reported cost although they are sold three months earlier and at half the weight of market hogs as GAAP allocates common costs based on profitability*
Direct Feed Cost (Per Tianli's SEC Reports)	**$45**	**$103**	
Other/Common Costs	**$71**	**$19**	*Note higher common costs allocated to breeders due to their higher profitability*
Additional costs of market hogs without allocation		**$26**	*This allocates back to the market hogs the other/common costs that are currently being attributed to breeder hogs per joint product cost accounting methodology.*
Restated total costs for Market Hogs (Feed+Other)		**$148**	
Market hog "restated" profit		**$39**	
Market hogs margin (w/o allocated benefits)		**21%**	
Market hogs margin (w/o allocated benefits and use or Tianli Premix		**13%**	*The Company has estimated that its PreMix reduces the cost of feed for a market hog by ~ $15 per hog (page 70, Company's S-1)*